Exhibit 99

(FORM OF PROXY FOR REGISTERED SHAREHOLDERS)






Shareholder Name
Address
Address



You are cordially invited to join us at the 1995 Annual Meeting of Shareholders of Tucson Electric Power Company. This year's meeting will be held at the Hilton East Hotel in Tucson, Arizona on Friday, May 26, 1995 starting at 2:30 p.m. Registration and admittance will start at 2:30 p.m. and the Meeting will begin promptly at 2:30 p.m. At the meeting we will elect directors, vote on the Holding Company Proposal and amendments to the 1994 Omnibus Stock and Incentive Plan.

It is important that your shares be voted whether or not you plan to be present at the meeting. You should specify your choices by marking the appropriate boxes on the proxy form below, and date, sign and return your proxy form in the enclosed, postpaid return envelope as promptly as possible. If you date, sign and return your proxy form without specifying your choices, your shares will be voted in accordance with the recommendations of your directors.

As in the past years, we will discuss the business of TEP during the meeting. I welcome your comments and suggestions, and we will provide time during the meeting for questions from shareholders.

I am looking forward to having you with us on the 26th of May. In the meantime, if you have questions regarding the Meeting, please phone our Shareholder Services Department at 520-884-3661.

								Sincerely,


(Form of Proxy Card -- FRONT)

TEAR HERE                                                      TEAR HERE
			 TUCSON ELECTRIC POWER COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 & 3.

ACCOUNT                                        PROXY

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" Items 1, 2 & 3.

1. ELECTION OF DIRECTORS:

     NOMINEES     FOR   WITHHELD       NOMINEES     FOR   WITHHELD
     Alexander    []       []          Seger        []       []
     Bayless      []       []          Shropshire   []       []
     Canchola     []       []          Sundt        []       []
     Jeter        []       []          Winter       []       []
     O'Rielly     []       []

2.  HOLDING COMPANY PROPOSAL

	[] FOR          [] AGAINST           [] ABSTAIN

3.  AMENDMENTS TO THE 1994 OMNIBUS STOCK AND INCENTIVE PLAN

	[] FOR          [] AGAINST           [] ABSTAIN

	     (continued, and to be signed, on other side)

					     (Shareholder Name)
					     (Shareholder Name)
					     (Shareholder Name)


(Form of Proxy Card -- BACK)

		      TUCSON ELECTRIC POWER COMPANY

This Proxy is solicited on behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 26, 1995

				  PROXY

The undersigned hereby appoints Chareles E. Bayless and Ira R. Adler, and each of them, with the power of substitution, to represent and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the Hilton East Hotel in Tucson, Arizona, on May 26, 1995, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present and particularly with respect to Items 1,2&3 and, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Items 1,2 & 3.

SHAREHOLDER(S)
      SIGN HERE                                             (DATE)

		X                         X
		   SIGNED                    SIGNED

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. All joint owners of shares should sign. State your full title when signing as executor, administrator, trustee, guardian, etc. Please return your proxy in the enclosed postage paid envelope. Receipt is hereby acknowledged of Notice of Annual Meeting, Proxy Statement and the 1994 Annual Report attached thereto.

	       (continued, and to be voted on other side)





(FORM OF PROXY FOR SHAREHOLDERS IN STREET NAME)

(Form of Proxy Card -- FRONT)


			 TUCSON ELECTRIC POWER COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 & 3.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted "FOR" Items 1, 2 & 3.

1. ELECTION OF DIRECTORS:          FOR              WITHHOLD AUTHORITY

     ALEXANDER, BAYLESS,        all nominees        as to all nominees
     CANCHOLA, JETER,   (except as indicated below)
     O'RIELLY, SEGER,              []                      []
     SHROPSHIRE, SUNDT,
     WINTER

Withhold Authority to vote for the following nominees (write names):



2. HOLDING COMPANY PROPOSAL

	[] FOR          [] AGAINST           [] ABSTAIN

3. AMENDMENTS TO THE 1994 OMNIBUS STOCK AND INCENTIVE PLAN

	[] FOR          [] AGAINST           [] ABSTAIN


Participant Number:                Participant Name:
Depository:                        Shares:




(Form of Proxy Card -- BACK)

		      TUCSON ELECTRIC POWER COMPANY

This Proxy is solicited on behalf of the Board of Directors of the Company for the Annual Meeting to be held on May 26, 1995

				  PROXY

The undersigned hereby appoints Chareles E. Bayless and Ira R. Adler, and each of them, with the power of substitution, to represent and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held at the Hilton East Hotel in Tucson, Arizona, on May 26, 1995, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present and particularly with respect to Items 1,2&3 and, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Items 1,2 & 3.

SHAREHOLDER(S)
      SIGN HERE                                             (DATE)

		X                         X
		   SIGNED                    SIGNED

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. All joint owners of shares should sign. State your full title when signing as executor, administrator, trustee, guardian, etc. Please return your proxy in the enclosed postage paid envelope. Receipt is hereby acknowledged of Notice of Annual Meeting, Proxy Statement and the 1994 Annual Report attached thereto.

	       (continued, and to be voted on other side)